                                                                      EXHIBIT 21


                       SUBSIDIARIES OF THE BRINK'S COMPANy
                             AS OF DECEMBER 31, 2003

          (Percentage of Voting Securities 100% unless otherwise noted)


                                                                                            Jurisdiction
Company                                                                                   of Incorporation
-------                                                                                   ----------------
The Pittston Company (Delaware)                                                                Delaware
Glen Allen Development, Inc.                                                                   Delaware
Pittston Services Group, Inc.                                                                  Virginia
     Brink's Holding Company                                                                   Virginia
         Brink's Home Security, Inc.                                                           Delaware
              Brink's Guarding Services, Inc.                                                  Delaware
              Brink's Home Security Canada Limited                                             Canada
         Brink's, Incorporated ("BI")                                                          Delaware
              Brellis Partners, L.P. (50% Partnership)                                         Virginia
              Brink's Antigua Ltd. (47%)                                                       Antigua
              Brink's Express Company                                                          Illinois
              Security Services (Brink's Jordan) Company Ltd.                                  Jordan
              Brink's (Liberia) Inc. (98.04%)                                                  Liberia
              Servicio Pan Americano de Proteccion S.A. (20% BI)                               Mexico
              Brink's St. Lucia Ltd. (26.5% BI)                                                St. Lucia
              Brink's Security International, Inc.                                             Delaware
                  Brink's Brokerage Company, Inc.                                              Delaware
                  Brink's C.l.S., Inc.                                                         Delaware
                  Brink's Global Services USA Inc.                                             Delaware
                  Brink's Global Services International, Inc.                                  Delaware
                  Brink's Global Services KL, Inc.                                             Delaware
                  Brink's International Management Group, Inc.                                 Delaware
                  Brink's Network, Incorporated                                                Delaware
                  Brink's Vietnam, Incorporated                                                Delaware
                  Brink's Philippines, Inc.                                                    Delaware
                  Brink's Argentina S.A. (BI owns nominal interest)                            Argentina
                  Brink's Asia Pacific Ltd. (99%, BI owns 1%)                                  Hong Kong
                  Brink's Asia Pacific Pty Ltd.                                                Australia
                  Brink's Australia Pty. Limited                                               Australia
                  Brink's Belgium S.A.                                                         Belgium
                  Cavalier Insurance Company, Ltd.                                             Bermuda
                  Brink's Bolivia S.A. (99.68%, BI owns .32%)                                  Bolivia
                  Brink's Canada Limited                                                       Canada
                      Brink's Security Company, Limited                                        Canada
                  Brink's Global Services FZE                                                  Dubai (UAE)
                  Brink's EMEA SAS                                                             France
                  Brink's France S.A. (99.98%)                                                 France
                      Brink's Antilles Guyanne, SARL (nominal interest                         Guadeloupe
                           held by Brink's Evolution)
                      Brink's Controle Securite, SARL (nominal interest                        France
                           held by Brink's Evolution)
                      Brink's Controle Securite Reunion, SARL (nominal                         St. Denis
                           interest held by Brink's Evolution)
                      Brink's Evolution, SARL (nominal interest held by                        France
                           Brink's Guard)


                                                                                            Jurisdiction
Company                                                                                   of Incorporation
-------                                                                                   ----------------

                      Brink's Formation, SARL (nominal interest                                France
                           held by Brink's Evolution)
                      Brink's Guard, SARL (nominal interest                                    France
                           held by Brink's Evolution)
                      Brink's Services (nominal interest                                       France
                           held by Brink's Evolution)
                      Brink's Martinique (nominal interest                                     France
                           held by Brink's Evolution)
                      Brink's Maroc (65%)                                                      Morocco
                      Brink's Protection Privee SA                                             France
                      Brink's Reunion, SARL (nominal interest                                  St. Denis
                           held by Brink's Evolution)
                      Brink's Recherche et Development (Paris)                                 France
                      Protecval SARL                                                           France
                      O.T.G.S. S.A.                                                            France
                  Brink's Beteiligungsgesellschaft mbH (BI owns 1%)                            Germany
                           Brink's Verwaltungsgesellschaft mbH                                 Germany
                      Brink's - Deutscheland GMBH (BBmbH 99.9%, BVmbH .1%)                     Germany
                           Brink's Sicherheit GmbH                                             Germany
                   Security Consulting & Services GmbH                                         Germany
               Brink's Far East Limited (99.99% Bl.01%)                                        Hong Kong
                   Brink's Arya India Private Ltd. (40%)                                       India
                        Brink's Allied Ltd. (50%)                                              Ireland
                      Brink's Ireland Ltd.                                                     Ireland
                      Allied Couriers Ltd.                                                     Ireland
                  Brink's Holdings Limited                                                     Israel
                      Brink's Israel, Ltd. (70%)                                               Israel
                           Courier Services, Ltd. (99.9%)                                      Israel
                  Brink's Diamond & Jewelery Services (International) (1993) Ltd.
                  (99.9% Bl.1%)                                                                Israel
                  Brink's Global Services, S.r.l.(99.99% Bl.01%)                               Italy
                  Brink's Japan Limited                                                        Japan
                  Brink's Luxemborg SA                                                         Luxemborg
                  Brink's Global Services, S.A. de C.V. (98%, BI owns 2%)                      Mexico
                  Brink's International, C.V. (beneficial owner)                               Netherlands
                      Brink's Chile S.A. (73.95%)                                              Chile
                      Brink's de Colombia, S.A. (58%)                                          Colombia
                           Domesa de Colombia S.A. (69.99%, 30% Bolivar Business)              Colombia
                           Procesos & Canje S.A. (49.99%)                                      Colombia
                      Centro Americana de Inversiones Balboa C.A.                              Panama
                           Hermes Transport Blindados S.A. (31.038% by Centro, 4.9% BI)        Peru
                      Servicio Pan Americano de Proteccion CA (60.98%)                         Venezuela
                           Aeropanamericano, C.A.                                              Venezuela
                           Artes Graficas Avenzadas 98, C.A.                                   Venezuela
                           Blindados del Zulia Occidente, C.A.                                 Venezuela
                           Blindados de Oriente, S.A.                                          Venezuela
                           Blinadados Panamericanos, S.A.                                      Venezuela
                           Blindados Centro Occidente, S.A.                                    Venezuela
                           Bolivar Business, S.A.                                              Panama
                                    Domesa Courier Corporation                                 Florida
                                    Panamerican Protective Service Sint Maarten, N.V.          Netherlands
                                                                                               Antilles
                                    Pan American Protective Service, Inc.                      Florida
                                    Radio Llamadas Panama, S.A.                                Panama


                                                                                            Jurisdiction
Company                                                                                   of Incorporation
-------                                                                                   ----------------
                                    Servicio Panamericano de Vigliancia Curacao, N.V.          Netherlands
                                                                                               Antilles
                                            Domesa Curacao, N.V.                               Netherlands
                                                                                               Antilles
                                            Domesa Aruba, N.V.                                 Aruba
                  Servicio Panamericano de Proteccion                                          Netherlands
                                                Curacao, N.V.                                  Antilles
                           Documentos Mercantilles S.A.                                        Venezuela
                           Instituto Panamericano C.A.                                         Venezuela
                           Panamaericana de Vigliancia, S.A.                                   Venezuela
                           Transporte Expresos, C.A.                                           Venezuela
                           Grapho Formas Petare, C.A. (70%)                                    Venezuela
                                    Centro Americana de Inversiones La Restinga, C.A.          Panama
                  Brink's Panama S.A. (49%)                                                    Panama
                  Inmobiliaria Brink's Panama S.A. (49%)                                       Panama
                  Brink's Poland S.p.zo.o (BI owns 1%)                                         Poland
                  Brink's Puerto Rico, Inc.                                                    Puerto Rico
                  Brink's International Holdings AG (99.82%, BGS USA .11%, BI .06%)            Switzerland
                      Brink's Switzerland AG                                                   Switzerland
                      Brink's Diamond & Jewelry Services, BVBA                                 Belgium
                      Transpar - Brink's ATM Ltda. (99.68%, .32% BI)                           Brazil
                           Brink's Valores Agregados Ltda.                                     Brazil
                           Brinks Seguranca e Transporte de Valores Ltda.                      Brazil
                             TGV Transportadora de Valores e Vigilancia Ltda.                  Brazil
                           BVA-Brink's Valores Agregados Ltda.                                 Brazil
                      Brink's Hong Kong Ltd. (86.42%)                                          Hong Kong
                      Brink's Global Services Korea Ltd. (80%)                                 Korea
                      Brink's Nederland B.V.                                                   Netherlands
                           Brink's Geldverwerking B.V.                                         Netherlands
                      Brink's Singapore Pte. Ltd. (60%)                                        Singapore
                      Brink's (Southern Africa) (Proprietary) Ltd.                             South Africa
                  Brink's Taiwan Security Limited                                              Taiwan
                  Brink's (Thailand) Ltd. (40%)                                                Thailand
                  Brink's Tasma Hizmetleri A.S. (96%)                                          Turkey
                  Brink's Europe Ltd. (U.K.)                                                   U.K.
                  Brink's (UK) Ltd. (BI owns nominal share)                                    U.K.
                      Brink's Commercial Services Ltd. (BSI owns nominal share)                U.K.
                      Brink's Diamond & Jewellery Services Ltd. (BSI owns nominal share)       U.K.
                      Brink's Limited (BSI owns nominal share)                                 U.K.
                           Brink's (Gibraltar) Limited                                         Gibraltar
                           Brink's Limited (Bahrain) EC (99.67%)                               Bahrain
                           Brink's Security Limited                                            U.K.
                           Quarrycast Commercial Services Limited                              U.K.
                  Brink's Global Services, Ltd.                                                U.K.
                  Hellinic Brink's Commercial Societe Anonyme of Provision
                    of Services of Information Technology (BI owns .1%)                        Greece
                           S.A. of Provision of Services in Transportation d/b/a/
                           Brink's Hermes (50.05%)                                             Greece
         Pittston Finance Company Inc.                                                         Delaware
     BAX Holding Company                                                                       Virginia
         BAX Finance Inc.                                                                      Delaware
         BAX Global Inc.                                                                       Delaware
              BAXAIR Inc.                                                                      Delaware
                  Air Transport International, L.L.C. (BAX 99%, BAXAIR 1%)                     Nevada



                                                                                            Jurisdiction
Company                                                                                   of Incorporation
-------                                                                                   ----------------
              BAX Global International Inc.                                                    Delaware
                  Burlington Air Express (Brazil) Inc.                                         Delaware
                  Burlington Air Express (Dubai) Inc.                                          Delaware
                  Burlington Air Express Services Inc.                                         Delaware
                  Burlington Network Inc.                                                      Delaware
                  BAX Global (Argentina) S.R.L.                                                Argentina
                  BAX Global Holdings Pty. Ltd.                                                Australia
                      BAX Global Aust. Pty. Ltd.                                               Australia
                      BAX Global Cartage Pty. Limited                                          Australia
                  BAX Global do Brazil Ltda.                                                   Brazil
                  BAX Global (Canada) Ltd.                                                     Canada
                      797726 Ontario Inc.                                                      Canada
                  BAX Global Services Chile Limitada                                           Chile
                  Xiamen BAX Global Warehousing Co. Ltd.                                       China
                  BAX Global A/S                                                               Denmark
                  BAX Global SARL (France)                                                     France
                      BAX Global S.A. (France)                                                 France
                  BAX Global GmbH                                                              Germany
                      BAX Global GmbH                                                          Austria
                      BAX Global Kft.                                                          Hungary
                  BAX Global Limited (Hong Kong)                                               Hong Kong
                      BAX Global Logistics Limitada                                            Macau
                  Indian Enterprises Inc.                                                      Delaware
                      Indian Associates Inc. (40%)                                             Delaware
                           BAX Global India Private Limited (65%, BAXI 35%)                    India
                  BAX Express Limited (Ireland)                                                Ireland
                  BAX Global (Israel) Ltd.                                                     Israel
                  BAX Global S.r.l.                                                            Italy
                      CSC Customs and Management Services S.r.l.                               Italy
                  BAX Global Japan K.K.                                                        Japan
                  BAX Global (Korea) Co. Ltd. (51%)                                            South Korea
                  BAX Global (Malaysia) Sdn. Bhd.                                              Malaysia
                      BAX Global Imports (Malaysia) Sdn. Bhd. (40%)                            Malaysia
                  BAX Global, S.A. de C.V.                                                     Mexico
                  BAX Global Networks B.V.                                                     Netherlands
                      BAX Global B.V.                                                          Netherlands
                           BAX Global N.V./S.A.(Belgium)                                       Belgium
                           BAX Global Pte Ltd.(Singapore)                                      Singapore
                      BAX Global Logistics Holding B.V.                                        Netherlands
                           BAX Global Logistics B.V.                                           Netherlands
                           Logicenter, B.V.                                                    Netherlands
                           Chip Electronic Services B.V. (50%)                                 Netherlands
                  BAX Global (N.Z.) Ltd.                                                       New Zealand
                  BAX Global Inc.                                                              Philippines
                      BAX Holdings, Inc. (60%, 40% BAXI)                                       Philippines
                  Burlington-Transmaso Air Express Lda. (50%)                                  Portugal
                  BAX Global Transitarios Ltda.                                                Portugal
                  Continental Freight (Pty) Ltd.                                               South Africa
                      BAX Global Pty Ltd.                                                      South Africa
                      Traco Freight (Pty) Ltd.                                                 South Africa
                  BAX Global S.A.                                                              Spain
                  BAX Global Holdings S.L.                                                     Spain
                      BAX Global Logistics (Shanghai) Co., Ltd.                                China
                      BAX Global Logistics (Shenzhen) Co., Ltd.                                China


                                                                                            Jurisdiction
Company                                                                                   of Incorporation
-------                                                                                   ----------------
                      Pittston International Finance Company, Ltd.                             Ireland
                      BAX Global (UK) Limited                                                  U.K.
                           Alltransport Holdings Limited                                       U.K.
                               Alltransport International Group Limited                        U.K.
                               Alltransport Warehousing Limited                                U.K.
                               BAX Global Limited                                              U.K.
                               BAX Global Ocean Services Limited                               U.K.
                               WTC Air Freight (U.K.) Limited                                  U.K.
                               BAX Logistics, Ltd.                                             U.K.
                               BAX Logistics International, Inc.                               Philippines
                               BAX Global spol. s.r.o. (20%, 80% BAX Global Holdings S.L.)     Czech Republic
                               BAX Global EPE Transportation-Freight Forwarding &
                                 Logistics Solutions (.0016%, 99.9984% BAX Global Holdings
                                 S.L.)                                                         Greece
                  BAX Global Aktiebolag                                                        Sweden
                  BAX Global AG                                                                Switzerland
                  BAX Global (Taiwan) Ltd.                                                     Taiwan
                  BAX Global Limited                                                           Thailand
         BAX Funding Corporation                                                               California
         Burlington Airline Express Inc.                                                       Delaware
         Burlington Land Trading Inc.                                                          Delaware
         Highway Merchandise Express, Inc.                                                     California
         WTC Airlines, Inc.                                                                    Delaware
         WTC SUB                                                                               California
     Brink's Administrative Services Inc.                                                      Delaware
Pittston Minerals Group Inc.                                                                   Virginia
     Pittston Coal Company                                                                     Delaware
         American Eagle Coal Company                                                           Virginia
         Heartland Coal Company                                                                Delaware
         Maxxim Rebuild Company, Inc.                                                          Delaware
         Mountain Forest Products, Inc.                                                        Virginia
         Pine Mountain Oil and Gas, Inc.                                                       Virginia
         Addington, Inc.                                                                       Kentucky
              Huff Creek Energy Company                                                        West Virginia
         Appalachian Land Company                                                              West Virginia
         Appalachian Mining, Inc.                                                              West Virginia
              Molloy Mining, Inc.                                                              West Virginia
         Kanawha Development Corporation                                                       West Virginia
         Vandalia Resources, Inc.                                                              West Virginia
         Pittston Coal Management Company                                                      Virginia
         Pittston Coal Sales Corp.                                                             Virginia
         Pittston Coal Terminal Corporation                                                    Virginia
         Pyxis Resources Company                                                               Virginia
              HICA Corporation                                                                 Kentucky
              Holston Mining, Inc.                                                             West Virginia
              Industrious Resources, Inc.
              Motivation Coal Company                                                          Virginia
              Paramont Coal Corporation                                                        Delaware
              Reserve Resources, Inc.
         Sheridan-Wyoming Coal Company, Incorporated                                           Delaware
         Thames Development, Ltd.                                                              Virginia
              Buffalo Mining Company                                                           West Virginia
              Clinchfield Coal Company                                                         Virginia
              Dante Coal Company                                                               Virginia



                                                                                            Jurisdiction
Company                                                                                   of Incorporation
-------                                                                                   ----------------
              Eastern Coal Corporation                                                         West Virginia
              Elkay Mining Company                                                             West Virginia
              Jewell Ridge Coal Corporation                                                    Virginia
              Kentland-Elkhorn Coal Corporation                                                Kentucky
              Lorado Reclamation Company                                                       Virginia
              Meadow River Coal Company                                                        Kentucky
              Pittston Coal Group, Inc.                                                        Virginia
              Ranger Fuel Corporation                                                          West Virginia
              Sea "B" Mining Company                                                           Virginia
         Vandalia Resources, Inc.
     Pittston Mineral Ventures Company                                                         Delaware
              PMV Gold Company                                                                 Delaware
                  MPI Gold (USA) Ltd.                                                          Nevada
                  Pittston Nevada Gold Company (50%, 50% by MPI Gold (USA) Ltd.)               Delaware
              Pittston Mineral Ventures International Ltd.                                     Delaware
              Pittston Investments Australia Pty. Ltd.                                         Australia
              Mineral Ventures of Australia Pty Ltd. (75%)                                     Australia
                  Carbon Ventures Pty. Limited                                                 Australia
                      International Carbon (Aust.) Pty. Limited                                Australia
                  Pittston Australasian Mineral Exploration Pty Limited                        Australia
                  Pittston Black Sands of Western Australia Pty Limited                        Australia
                  Western Australian Minerals Company Pty. Ltd.                                Australia


NOTE: Subsidiaries that are not majority owned do not constitute "Subsidiaries" for the purposes of this Schedule. They have been left on the Schedule so as to make the ownership structure clear.